                                                                    EXHIBIT 99.1

                      CERTIFICATES FOR HOME EQUITY LOANS
                                 SERIES 2000-D

            INFORMATION REGARDING INITIAL AND ADDITIONAL CONTRACTS

Set forth below is information regarding home equity loan contracts transferred to the trust formed in June 2000, or substituted for some of these contracts, as permitted by the pooling and servicing agreement, on or before the date of this report. The information below relates to both the initial contracts described in the prospectus supplement dated June 21, 2000 and the additional contracts transferred to the trust on the closing date. The Company will transfer subsequent contracts to the trust on or before the expiration of the pre-funding period. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the prospectus supplement dated June 21, 2000.

  The tables below show additional characteristics of the loans. Due to rounding, the percentages in the following tables may not sum to 100%.

               Geographical Distribution of Mortgaged Properties

                                                                    % of Loans by
                                            Aggregate Principal Outstanding Principal
                          Number of Loans   Balance Outstanding     Balance as of
                         as of Cut-off Date as of Cut-off Date      Cut-off Date
                         ------------------ ------------------- ---------------------
Alabama.................         371          $ 21,398,149.53            3.48%
Arizona.................         295            14,427,924.01            2.35
Arkansas................          81             4,919,660.69            0.80
California..............       1,143            76,956,413.51           12.53
Colorado................         329            18,081,775.34            2.94
Connecticut.............         278            15,647,343.30            2.55
Delaware................          42             2,640,869.82            0.43
District Of Columbia....          24             1,129,844.36            0.18
Florida.................         531            35,342,730.08            5.76
Georgia.................         355            22,502,778.99            3.66
Idaho...................          51             2,754,764.48            0.45
Illinois................         341            17,434,968.20            2.84
Indiana.................         179             9,772,395.35            1.59
Iowa....................         212            10,715,552.39            1.75
Kansas..................         207            10,405,437.53            1.69
Kentucky................          87             4,878,645.98            0.79
Louisiana...............         180            10,129,829.50            1.65
Maine...................          61             2,447,021.73            0.40
Maryland................         284            14,837,757.30            2.42
Massachusetts...........         217            11,038,370.35            1.80
Michigan................         560            31,821,650.64            5.18
Minnesota...............         278            14,839,538.36            2.42
Mississippi.............         100             5,210,226.32            0.85
Missouri................         363            20,457,888.71            3.33
Montana.................          32             1,551,435.97            0.25
Nebraska................         142             8,439,008.35            1.37
Nevada..................         174             8,819,888.38            1.44
New Hampshire...........          20             1,476,362.75            0.24
New Jersey..............         185            10,751,704.33            1.75
New Mexico..............          49             3,115,044.34            0.51
New York................         658            37,393,609.70            6.09
North Carolina..........         307            19,961,202.41            3.25
North Dakota............          28             1,127,386.23            0.18
Ohio....................         329            18,012,361.13            2.93
Oklahoma................         143             7,041,371.02            1.15
Oregon..................          89             5,271,930.49            0.86
Pennsylvania............         498            24,264,921.44            3.95
Rhode Island............          71             3,745,615.75            0.61
South Carolina..........         198            11,689,015.36            1.90
South Dakota............          38             2,125,517.39            0.35
Tennessee...............         143             9,608,882.91            1.56
Texas...................           7               337,743.45            0.06
Utah....................          76             3,340,105.71            0.54
Vermont.................          34             1,521,239.80            0.25
Virginia................         404            22,125,148.27            3.60
Washington..............         182            14,945,382.13            2.43
West Virginia...........          62             3,620,947.89            0.59
Wisconsin...............         138             7,271,873.05            1.18
Wyoming.................         118             5,684,342.83            1.09
                              ------          ---------------          ------
    Total...............      10,704          $614,055,477.35          100.00%
                              ======          ===============          ======

                             Years of Origination

                                                                           % of Loans by
                                                  Aggregate Principal Outstanding Principal
                                Number of Loans   Balance Outstanding     Balance as of
Year of Origination            as of Cut-off Date as of Cut-off Date      Cut-off Date
-------------------            ------------------ ------------------- ---------------------
1977....................                 1          $     20,234.06               *%
1989....................                 1                12,110.41               *
1994....................                 1                16,784.80               *
1995....................                 3                57,316.89            0.01
1997....................                29             1,443,011.99            0.23
1998....................                57             2,641,542.56            0.43
1999....................               446            21,647,587.71            3.53
2000....................            10,166           588,216,909.13           95.79
                                    ------          ---------------          ------
    Total...............            10,704          $614,055,477.35          100.00%
                                    ======          ===============          ======

---------
* Indicates an amount greater than zero but less than .005% of the aggregate principal balance of the loans as of the cut-off date.

                     Distribution of Original Loan Amounts

                                                                                  % of Loans by
                                                          Aggregate Principal   Outstanding Principal
  Original Loan Amount                  Number of Loans   Balance Outstanding       Balance as of
      (in Dollars)                     as of Cut-off Date as of Cut-off Date        Cut-off Date
  --------------------                 ------------------ ------------------- -------------------------
Less than $10,000.00...................           1          $      7,589.76               *%
$ 10,000.00 to $19,999.99..............       1,755            25,705,614.73            4.19
$ 20,000.00 to $29,999.99..............       1,845            45,019,213.18            7.33
$ 30,000.00 to $39,999.99..............       1,401            47,967,356.63            7.81
$ 40,000.00 to $49,999.99..............       1,078            47,860,296.73            7.79
$ 50,000.00 to $59,999.99..............         878            47,751,186.98            7.78
$ 60,000.00 to $69,999.99..............         705            45,424,053.53            7.40
$ 70,000.00 to $79,999.99..............         596            44,377,909.45            7.23
$ 80,000.00 to $89,999.99..............         486            40,890,781.34            6.66
$ 90,000.00 to $99,999.99..............         368            34,730,955.10            5.66
$100,000.00 to $109,999.99.............         290            31,060,162.32            5.05
$110,000.00 to $119,999.99.............         262            30,001,159.74            4.89
$120,000.00 to $129,999.99.............         214            26,675,289.77            4.34
$130,000.00 to $139,999.99.............         165            22,015,213.01            3.59
$140,000.00 to $149,999.99.............         118            16,970,641.83            2.76
$150,000.00 to $159,999.99.............         105            16,200,862.78            2.64
$160,000.00 to $169,999.99.............          68            11,172,565.26            1.82
$170,000.00 to $179,999.99.............          62            10,788,956.22            1.76
$180,000.00 to $189,999.99.............          45             8,270,785.16            1.35
$190,000.00 to $199,999.99.............          45             8,708,297.41            1.42
$200,000.00 to $209,999.99.............          40             8,137,019.59            1.33
$210,000.00 to $219,999.99.............          23             4,924,313.73            0.80
$220,000.00 to $229,999.99.............          23             5,148,816.72            0.84
$230,000.00 to $239,999.99.............          20             4,666,323.15            0.76
$240,000.00 to $249,999.99.............          13             3,159,683.53            0.51
$250,000.00 to $259,999.99.............           9             2,298,222.27            0.37
$260,000.00 to $269,999.99.............          15             4,210,645.11            0.69
$270,000.00 to $279,999.99.............          15             4,104,385.13            0.67
$280,000.00 to $289,999.99.............           7             1,990,104.57            0.33
$290,000.00 to $299,999.99.............           9             2,633,187.37            0.43
$300,000.00 to $309,999.99.............           8             2,434,451.19            0.40
$310,000.00 to $319,999.99.............           4             1,255,413.62            0.21
$320,000.00 to $329,999.99.............           6             1,932,830.30            0.31
$330,000.00 to $339,999.99.............           5             1,572,547.94            0.27
$340,000.00 to $349,999.99.............           1               349,432.47            0.06
Greater than or equal to $350,000.00...          10             3,519,248.95            0.57
                                             ------          ---------------          ------
    Total...............                     10,704          $614,055,477.35          100.00%
                                             ======          ===============          ======

--------------
* Indicates an amount greater than zero but less than .005% of the aggregate principal balance of the loans as of the cut-off date.

                              Current Loan Rates

                                            Aggregate Principal       % of Loans by
                          Number of Loans   Balance Outstanding   Outstanding Principal
Range of Loan Rates      as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
-------------------      ------------------ ------------------- --------------------------
 7.000% to  7.999%......           8          $    941,354.50               0.15%
 8.000% to  8.999%......          47             6,725,764.66               1.10
 9.000% to  9.999%......         262            33,431,329.18               5.44
10.000% to 10.999%......         618            63,435,910.12              10.33
11.000% to 11.999%......       1,289           110,307,458.69              17.95
12.000% to 12.999%......       2,232           163,519,581.75              26.63
13.000% to 13.999%......       1,940            90,770,476.65              14.78
14.000% to 14.999%......       2,439            95,664,138.30              13.95
15.000% to 15.999%......       1,133            38,936,656.80               6.34
16.000% to 16.999%......         410            12,181,146.50               1.98
17.000% to 17.999%......         203             5,165,799.35               0.84
18.000% to 18.999%......          78             2,187,612.82               0.36
19.000% to 19.999%......          35               615,106.33               0.10
20.000% to 20.999%......           8               150,172.08               0.02
21.000% to 21.999%......           2                22,969.52                  *
                              ------          ---------------             ------
    Total...............      10,704          $614,055,477.35             100.00%
                              ======          ===============             ======

------------
* Indicates an amount greater than zero but less than .005% of the aggregate principal balance of the loans as of the cut-off date.


                         Remaining Months to Maturity

Months Remaining to                         Aggregate Principal       % of Loans by
Scheduled Maturity        Number of Loans   Balance Outstanding   Outstanding Principal
as of Cut-off Date       as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
-------------------      ------------------ ------------------- --------------------------
 31 to 60...............         113          $  2,198,586.72               0.36%
 61 to 90...............          70             1,915,377.70               0.31
 91 to 120..............         746            21,565,755.25               3.51
121 to 150..............          67             2,929,437.25               0.48
151 to 180..............       2,752           138,042,096.22              22.51
181 to 210..............          25             1,352,551.60               0.22
211 to 240..............       4,662           263,880,975.60              42.97
241 to 270..............           8               806,398.99               0.13
271 to 300..............       1,427            94,436,060.48              15.38
301 to 330..............           9               872,327.57               0.14
331 to 360..............         825            85,255,288.96              13.88
                              ------          ---------------             ------
    Total...............      10,704          $614,055,477.35             100.00%
                              ======          ===============             ======

                                Lien Positions

                                            Aggregate Principal      % of Loans by
                          Number of Loans   Balance Outstanding   Outstanding Principal
Position                 as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
--------                 ------------------ ------------------- --------------------------
First...................       4,961          $424,151,527.07              46.35%
Second..................       5,040           196,963,427.97              52.69
Third...................         103             2,940,522.31               0.96
                              ------          ---------------             ------
    Total...............      10,704          $614,055,477.35             100.00%
                              ======          ===============             ======

                         Combined Loan-to-Value Ratio

                                                  Aggregate Principal        % of Loans by
                                Number of Loans   Balance Outstanding   Outstanding Principal
Combined Loan-to-Value Ratio   as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
----------------------------   ------------------ ------------------- --------------------------
 5.01% to  10.00%...........             5          $    101,997.00               0.02%
10.01% to  15.00%...........             5                98,103.36               0.02
15.01% to  20.00%...........            15               382,473.04               0.06
20.01% to  25.00%...........            21               546,641.41               0.09
25.01% to  30.00%...........            30               929,784.86               0.15
30.01% to  35.00%...........            34             1,039,486.12               0.17
35.01% to  40.00%...........            38             1,184,141.66               0.19
40.01% to  45.00%...........            50             1,748,060.63               0.28
45.01% to  50.00%...........            67             2,744,156.94               0.45
50.01% to  55.00%...........            55             2,430,536.92               0.40
55.01% to  60.00%...........           100             4,120,212.97               0.67
60.01% to  65.00%...........           139             6,322,340.02               1.03
65.01% to  70.00%...........           220            10,583,970.92               1.72
70.01% to  75.00%...........           341            15,862,109.18               2.58
75.01% to  80.00%...........           578            30,299,524.37               4.93
80.01% to  85.00%...........           941            49,250,224.78               8.02
85.01% to  90.00%...........         1,837            91,893,438.12              14.97
90.01% to  95.00%...........         2,688           163,629,958.63              26.65
95.01% to 100.00%...........         3,740           230,888,316.42              37.80
                                    ------          ---------------             ------
    Total...................        10,704          $614,055,477.35             100.00%
                                    ======          ===============             ======